Exhibit 99.2

BB&T
and
Main Street Banks, Inc.
Atlanta, Georgia
Expanding a Great Franchise
Analyst Presentation
December 15, 2005

1

Forward-Looking Information

BB&T has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials in this report include statements regarding estimated earnings per share of BB&T on a stand alone basis, expected cost savings from the merger, estimated merger or restructuring charges, estimated increases in Main Street Banks, Inc.‘s fee income ratio and net interest margin, the anticipated accretive effect of the merger, and BB&T’s anticipated performance in future periods. With respect to estimated cost savings and merger or restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and Main Street Banks, Inc., the amount of general and administrative expense consolidation, costs relating to converting Main Street Banks, Inc.‘s bank operations and data processing to BB&T’s systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies’ respective accounting policies, and the cost related to the merger. The realization of cost savings and the amount of merger or restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T’s anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities: (1) expected cost savings from this merger or other previously announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including Main Street Banks, Inc., may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and Main Street Banks, Inc. are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and Main Street Banks, Inc. may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and Main Street Banks, Inc.

BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder value of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management’s ability to control or predict.

2

Outline

•	Background and transaction terms

•	Financial data

•	Rationale for the acquisition

•	Investment criteria

•	Summary

•	Appendix

3

BB&T Corporation (BBT)

•	$107.1 billion financial holding company

•	1,403 branch locations in NC, SC, VA, GA, MD, WV, KY, TN, FL, AL, IN, and the District of Columbia

		For 3 Months
		Ended 9/30/05
•	Operating ROA	1.64%
•	Cash Basis ROA	1.81%
•	Operating ROE	15.65%
•	Cash Basis ROE	28.56%
•	Cash Basis Efficiency Ratio	49.66%

4

Main Street Banks, Inc. (MSBK)

•	$2.5 billion bank holding company headquartered in Atlanta, GA

•	Main Street has 24 full-service offices, and one under construction, serving 10 counties in Atlanta and Athens, GA MSA’s

		For 3 months
		Ended 9/30/05
•	ROA	1.42%
•	Cash Basis ROA	1.44%
•	ROE	11.79%
•	Cash Basis ROE	11.96%
•	Cash Basis Efficiency Ratio	56.21%

5

Company History

•	Founded as the Bank of Covington in 1901

•	In 1996, the bank changed its name to Main Street Banks, Inc. in order to position itself for entrance into new counties

•

Main Street Banks, Inc., in its present form, was created through a merger of equals (“MOE”) between Main Street Banks, Inc. and First Sterling Banks, Inc. in May, 2000; combination created the largest independent community bank in Atlanta

•	Since the MOE, Main Street implemented an acquisition strategy with the purchase of three Atlanta-based banks and three independent insurance agencies

•

Currently, Main Street has strong market coverage in Atlanta and Athens, Georgia; #1 in deposit market share for community banks in four metro Atlanta counties, top 3 deposit market share in seven Georgia counties

•	The franchise is well-positioned for strong growth, serving 18 high growth communities in ten counties

6

Pro Forma Company Profile

•	Size:	$109.6 billion in assets
$24.0 billion in market capitalization*
•	Offices:

VA	404
NC	333

GA	143

MD	127
SC	98
KY	94
FL	89
WV	80
TN	47
DC	9
AL	2
IN	1
TOTAL	1,427

*Based on closing prices as of 12/14/05

7

Terms of the Transaction

8

Terms of the Transaction

•	Purchase price:	$28.50*

•	Aggregate value:	$622.7 million*

•	Consideration:	A fixed exchange ratio of .6602 of a share of BB&T stock for each share of MSBK stock

•	Structure:	Tax-free exchange

•	Termination fee:	$20 million

•	Expected closing:	Second quarter 2006

  *Based on BB&T’s closing stock price of $43.17 as of 12/14/2005.

9

Pricing

•	Purchase price	$28.50
•	Premium/market	(0.80)%*
•	Price/9-30-05 stated book	2.10x
•	Price/9-30-05 tangible book	3.22x
•	Price/LTM EPS	20.07x
•	Price/LTM Core EPS	18.76x
•	Price/2006 EPS estimate	16.97x
•	BB&T shares issued	14.43 million**

  *Based on MSBK’s closing stock price of $28.73 as of 12/14/2005.
**BB&T shares based on MSBK shares outstanding adjusted for stock options using the treasury method. BB&T expects to repurchase approximately 6.6% of the shares in the transaction.

10

Acquisition Comparables*

Comparable Acquisitions Announced in the Southeast since January 1, 2004 with Seller Assets over $50 Million

									Deal Pr/	Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)	(x)

South Financial Group, Inc. (The)	CNB Florida Bancshares, Inc.	1/20/2004	810.3	154.8	19.1	9.5	272.6	303.6	24.0	25.8
FSB Bancshares, Inc.	American City Bancorp, Inc.	3/8/2004	125.8	21.3	16.9	NA	249.2	249.2	30.1	NA
South Financial Group, Inc. (The)	Florida Banks, Inc.	3/17/2004	943.8	168.0	17.8	26.5	311.7	311.7	36.7	36.7
Alabama National BanCorporation	Coquina Bank	3/30/2004	98.4	29.7	30.2	NA	277.4	277.4	23.2	NA
First National Bankshares of Florida, Inc.	First Bradenton Bank	6/30/2004	54.1	8.3	15.4	NA	171.2	171.2	30.8	NA
Popular, Inc.	Kislak Financial Corporation	8/17/2004	876.0	158.0	18.0	NA	240.2	240.2	22.5	NA
United Community Banks, Inc.	Liberty National Bancshares, Inc.	8/24/2004	179.1	36.7	20.5	NA	299.9	299.9	21.6	NA
Wilson Bank Holding Company	Community Bank of Smith County	9/13/2004	76.1	5.9	7.8	NA	198.8	198.8	18.5	NA
First Bank Corp	Bor Bancshares, Incorporated	9/16/2004	119.1	26.6	22.3	NA	312.7	312.7	16.9	NA
Fidelity Bankshares, Inc.	First Community Bancorp, Inc.	9/21/2004	150.9	26.6	17.6	NA	250.0	250.0	20.0	NA
Colonial BancGroup, Inc.	Union Bank of Florida	9/27/2004	1,052.5	233.0	22.1	NA	307.0	307.0	26.8	NA
First Citizens Bancorporation, Inc.	People's Community Capital Corporation	10/18/2004	121.5	39.9	32.9	33.3	278.0	278.0	29.1	29.7
South Financial Group, Inc. (The)	Pointe Financial Corporation	10/27/2004	374.3	103.7	27.7	NA	291.1	316.5	33.3	37.7
Liberty Bancshares, Inc.	TrustBanc Financial Group, Inc.	12/3/2004	113.2	28.0	24.7	NA	263.2	263.3	26.9	NA
Colonial BancGroup, Inc.	FFLC Bancorp, Inc.	1/14/2005	1,065.3	225.0	21.1	15.9	259.9	259.9	22.2	22.2
Capital City Bank Group, Inc.	First Alachua Banking Corporation	2/3/2005	229.2	58.2	25.4	NA	235.8	247.1	23.7	NA
First National Security Company	First Community Banking Corporation	3/1/2005	375.8	89.7	23.9	NA	200.0	202.1	19.7	NA
First Citizens Bancorporation, Inc.	Summit Financial Corporation	3/7/2005	320.9	110.0	34.3	(5.6)	266.7	268.0	24.4	24.7
First Security Group, Inc.	Jackson Bank & Trust	5/12/2005	167.9	33.1	19.7	NA	185.6	185.6	19.2	NA
FLAG Financial Corporation	First Capital Bancorp, Inc.	5/26/2005	675.0	135.2	20.0	40.1	221.6	255.7	32.8	32.8
Union Bankshares, Inc.	First Paris Holding Company	6/28/2005	102.5	15.8	15.4	NA	182.0	185.6	18.5	NA
Capital Bank Corporation	1st State Bancorp, Inc.	6/29/2005	372.8	114.6	30.7	6.6	166.7	166.7	30.2	31.2
BancorpSouth, Inc.	American State Bank Corporation	8/10/2005	341.8	50.0	14.6	NA	232.7	232.7	25.1	NA
Security Bank Corporation	Rivoli Bancorp, Inc.	9/9/2005	210.9	38.6	18.3	NA	302.2	302.2	25.8	26.0
Maximum			1,065.3	233.0	34.3	40.1	312.7	316.5	36.7	37.7

Minimum			54.1	5.9	7.8	(5.6)	166.7	166.7	16.9	22.2

Average			373.2	79.6	21.5	18.0	249.0	253.5	25.1	29.6

Median			220.1	45.0	20.3	15.9	254.9	257.8	24.2	29.7

Deal Price: $28.50

BB&T Corporation	Main Street Banks, Inc.		2,473.6	622.7	25.2	(0.8)	209.6	322.4	20.1	18.8

Over/(Under) Average Comparables					3.7	(18.8)	(39.4)	68.9	(5.0)	(10.9)

*Source for Acquisition Comparables: SNL Financial

11

Acquisition Comparables*

Comparable Acquisitions Announced since January 1, 2004
with Seller Assets Over $500 Million

									Deal Pr/	Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)	(x)

Sky Financial Group Inc.	Second Bancorp Incorporated	1/8/2004	2,074.8	317.7	15.3	20.9	228.4	268.0	14.2	17.9
J.P. Morgan Chase & Co.	Bank One Corporation	1/14/2004	290,006.0	58,783.3	20.3	15.1	256.1	285.4	17.3	18.8
South Financial Group, Inc. (The)	CNB Florida Bancshares, Inc.	1/20/2004	810.3	154.8	19.1	9.5	272.6	303.6	24.0	25.8
Huntington Bancshares Incorporated	Unizan Financial Corporation	1/27/2004	2,727.2	587.8	21.6	15.0	188.9	297.9	25.1	24.0
Sovereign Bancorp, Inc.	Waypoint Financial Corp.	3/8/2004	5,329.9	995.7	18.7	12.9	232.2	244.8	22.3	26.5
Provident Bancorp, Inc.	Warwick Community Bancorp, Inc.	3/15/2004	760.0	154.3	20.3	(4.2)	198.4	206.1	22.7	23.7
Popular, Inc.	Quaker City Bancorp, Inc.	3/18/2004	1,755.1	367.3	20.9	19.4	240.6	241.1	16.0	16.0
First Niagara Financial Group, Inc.	Hudson River Bancorp, Inc.	4/1/2004	2,579.3	611.1	23.7	(5.9)	198.1	266.9	18.1	18.1
Omega Financial Corporation	Sun Bancorp, Inc.	4/20/2004	1,037.2	183.9	17.7	24.1	203.3	382.2	28.6	35.4
Associated Banc-Corp	First Federal Capital Corp	4/27/2004	3,743.1	602.9	16.1	27.4	208.4	306.4	15.9	15.9
Royal Bank of Scotland Group, Plc	Charter One Financial, Inc.	5/4/2004	41,278.9	10,526.9	25.5	24.7	305.6	354.3	19.2	28.3
National City Corporation	Wayne Bancorp, Inc.	6/4/2004	813.7	181.7	22.3	37.7	178.5	251.1	18.2	17.8
Wachovia Corporation	SouthTrust Corporation	6/21/2004	52,672.9	14,365.4	27.3	20.2	306.7	372.8	19.6	19.7
KeyCorp	EverTrust Financial Group, Inc.	6/24/2004	770.1	195.0	25.3	26.7	194.7	194.7	27.0	27.8
WesBanco, Inc.	Winton Financial Corporation	8/25/2004	553.7	103.2	18.6	35.6	209.3	209.5	21.3	22.7
Colonial BancGroup, Inc.	FFLC Bancorp, Inc.	1/14/2005	1,065.3	225.0	21.1	15.9	259.9	259.9	22.2	22.2
Willow Grove Bancorp, Inc.	Chester Valley Bancorp Inc.	1/20/2005	644.7	151.9	23.6	28.1	265.2	274.3	23.4	26.3
Capital One Financial Corporation	Hibernia Corporation	3/7/2005	22,084.6	4,977.4	22.5	0.8	231.0	279.3	15.3	15.3
Associated Banc-Corp	State Financial Services Corporation	3/21/2005	1,475.9	276.3	18.7	26.6	229.6	351.9	18.5	19.4
FLAG Financial Corporation	First Capital Bancorp, Inc.	5/26/2005	675.0	135.2	20.0	40.1	221.6	255.7	32.8	32.8
MAF Bancorp, Inc.	EFC Bancorp, Inc.	6/29/2005	1,011.5	177.5	17.5	18.8	194.2	194.2	25.7	26.5
Fulton Financial Corporation	Columbia Bancorp	7/26/2005	1,284.1	310.7	24.2	16.7	324.8	324.8	20.9	20.9
New York Community Bancorp, Inc.	Long Island Financial Corporation	8/1/2005	539.7	70.0	13.0	25.2	230.4	230.4	19.5	19.5

Maximum			290,006.0	58,783.3	27.3	40.1	324.8	382.2	32.8	35.4
Minimum			539.7	70.0	13.0	(5.9)	178.5	194.2	14.2	15.3

Average			18,943.2	4,106.7	20.6	19.6	233.8	276.3	21.2	22.7

Median			1,284.1	276.3	20.3	20.2	229.6	268.0	20.9	22.2

Deal Price: $28.50

BB&T Corporation	Main Street Banks, Inc.		2,473.6	622.7	25.2	(0.8)	209.6	322.4	20.1	18.8

Over/(Under) Average Comparables					4.6	(20.4)	(24.2)	46.1	(1.1)	(3.9)

*Source for Acquisition Comparables: SNL Financial

12

All Georgia Acquisitions Announced since January 1, 2004

									Deal Pr/	Deal Pr/
		Date	Seller		Deal Value/	Deal Pr/	Deal	Deal Pr/	LTM	LTM Core
Buyer	Seller	Announced	Total Assets	Deal Value	Assets	Stock Pr	Pr/Bk	Tg Bk	EPS	EPS
			($M)	($M)	(%)	(%)	(%)	(%)	(x)	(x)

GB&T Bancshares, Inc.	Lumpkin County Bank	2/11/2004	73.6	5.0	6.8	NA	115.1	115.1	NA	NA
United Community Banks, Inc.	Fairbanco Holding Company, Inc.	3/16/2004	191.7	23.6	12.3	NA	130.9	130.9	14.7	NA
Capital City Bank Group, Inc.	Farmers & Merchants Bank	5/12/2004	394.1	66.7	16.9	NA	222.2	222.2	9.0	NA
Enterprise Banking Company Inc.	Dorsey State Bank	7/7/2004	6.5	2.6	39.9	NA	274.6	274.6	31.7	NA
United Community Banks, Inc.	Eagle National Bank	8/2/2004	63.6	12.4	19.5	NA	211.2	211.2	NA	NA
Crescent Banking Company	Futurus Financial Services, Inc.	8/19/2004	69.9	10.0	14.3	NA	173.2	173.2	NA	NA
United Community Banks, Inc.	Liberty National Bancshares, Inc.	8/24/2004	179.1	36.7	20.5	NA	299.9	299.9	21.6	NA
GB&T Bancshares, Inc.	FNBG Bancshares, Inc.	10/1/2004	103.3	26.5	25.6	NA	345.0	345.0	35.6	NA
Habersham Bancorp	Liberty Bank & Trust	12/29/2004	23.6	4.4	18.6	NA	133.6	133.6	NA	NA
Capitol Bancorp Ltd.	Peoples State Bank	1/5/2005	21.0	1.4	6.7	NA	150.5	150.5	NA	NA
Security Bank Corporation	SouthBank	1/19/2005	101.4	33.0	32.5	NA	260.2	260.2	NA	NA
First Horizon National Corporation	West Metro Financial Services, Inc.	3/15/2005	113.9	32.0	28.1	NA	275.6	275.6	54.5	NA
Omni Financial Services	Georgia Community Bancshares, Inc.	3/31/2005	45.1	2.0	4.4	NA	168.1	176.9	NA	NA
GB Bank Group, Inc.	Tippins Bankshares, Incorporated	4/1/2005	50.2	7.0	14.0	NA	155.6	155.6	NA	NA
FLAG Financial Corporation	First Capital Bancorp, Inc.	5/26/2005	675.0	135.2	20.0	40.1	221.6	255.7	32.8	32.8
South Georgia Bank Holding Company	Community National Bancorporation	6/16/2005	134.8	29.5	21.9	NA	166.4	166.4	60.7	NA
ABC Bancorp	First National Banc, Inc.	6/30/2005	263.9	34.7	13.1	NA	206.8	241.8	NA	NA
Synovus Financial Corp.	Riverside Bancshares, Inc.	9/6/2005	567.0	169.0	29.8	14.0	376.2	376.2	24.5	24.3
Security Bank Corporation	Rivoli Bancorp, Inc.	9/9/2005	210.9	40.5	19.2	NA	316.7	316.7	27.0	27.3
Liberty Shares, Incorporated	Peoples Banking Corporation	10/4/2005	171.3	33.4	19.5	NA	161.9	185.7	14.6	NA
Gwinnett Commercial Group, LLC	Buford Banking Group, Inc.	10/21/2005	113.5	25.3	22.3	NA	189.4	189.4	37.3	NA
Security Bank Corporation	Neighbors Bancshares, Inc.	11/22/2005	105.5	32.5	30.8	NA	296.1	296.1	NA	NA

Maximum			675.0	169.0	39.9	40.1	376.2	376.2	60.7	32.8
Minimum			6.5	1.4	4.4	14.0	115.1	115.1	9.0	24.3

Average			167.2	34.7	19.9	27.1	220.5	225.1	30.3	28.1

Median			109.5	28.0	19.5	27.1	209.0	216.7	29.4	27.3

Deal Price: $28.50

BB&T Corporation	Main Street Banks, Inc.		2,473.6	622.7	25.2	(0.8)	209.6	322.4	20.1	18.8

Over/(Under) Average Comparables					5.3	(27.9)	(10.9)	97.3	(10.3)	(9.3)

*Source for Acquisition Comparables: SNL Financial

13

Financial Data

14

Financial Summary

	BB&T	MSBK
For The Quarter Ended:	9/30/05	9/30/05
ROA*	1.64%	1.42%
Cash Basis ROA	1.81	1.44
ROE*	15.65	11.79
Cash Basis ROE	28.56	11.96
Net interest margin (FTE)	3.88	4.26
Cash Basis Efficiency ratio	49.66	56.21
Net charge-offs	0.30	0.21
Reserve/NPLs	353.87	227.00
NPAs/assets	0.28	0.69

*BB&T’s ratios are calculated on an operating basis

15

Capital Strength

	BB&T	MSBK
	9/30/05	9/30/05

Equity/assets	10.5%	11.8%

Leverage capital ratio	7.3%	10.6%

Total risk-based capital	14.9%	13.5%

16

Rationale for Acquisition

•

BB&T has announced a strategy to pursue in-market (Carolinas/Virginia/West Virginia/DC/Maryland/Georgia/Kentucky/Tennessee/Florida) acquisitions of high quality banks and thrifts in the $500 million to $15 billion range. The acquisition of Main Street is consistent with this strategy.

•	BB&T will increase its market share rank from 6th to 5th in Georgia and also in the Atlanta MSA. In the Athens MSA, BB&T will boost its market share rank from 12th to 7th.

•	This merger significantly enhances BB&T’s branch network and integrates with our de novo branching strategy in the Atlanta MSA. It also creates a strong market presence in the Athens MSA.

•	This merger represents an opportunity to sell BB&T’s broad array of banking and insurance products to Main Street’s client base.

•	Improves efficiency - 35% cost savings fully realized in the first 12 months of operations following conversion.

•	With this merger, BB&T will increase its total deposits in Georgia to approximately $6.3 billion.

•	This acquisition is consistent with past acquisitions which we have successfully executed, i.e., it fits our model.

17

Efficiency Improvement

Targeted Annual Cost Savings
$24.6 million or approximately
35% of Main Street’s expense base

18

Branch Locations

19

2005 Economic Vitality Map

20

Market Characteristics

•	The Atlanta MSA is:

-	the 2nd largest MSA in the Southeast with approximately 51% of Georgia’s residents according to the 2000 census

-	home to over 4.8 million people

•	The population of Metropolitan Atlanta has risen 34.1% between 1994-2004; bank deposits have grown 119.3%

•	Atlanta is ranked 2nd wealthiest MSA in the Southeast with an estimated 2005 median household income of $76,878 and is projected to increase by 21% over the next five years

•	Atlanta attracts 60,000 - 70,000 new people annually

21

Market Characteristics

•	#1 Best Place for Entrepreneurs/Business as ranked by Inc. magazine

•	Atlanta ranks 3rd in cities with most Fortune 500 company headquarters

•

A leading global logistics hub due to geographic location and concentration of supply chain software and warehouse activity; ranked in the top five U.S. cities for logistics software firms and third-party logistics companies

•	With more than 30 accredited colleges and universities, Atlanta ranks 6th in the U.S. for degrees conferred per 100,000 population and 2nd among the top ten MSA’s

22

Market Characteristics

•	The number of households in the Athens MSA is expected to grow 5.3% over the next five years

•	Athens is the home of the University of Georgia with enrollment of approximately 33,660

•	The Worldwide Employee Relocation Council named Athens the top small U.S. metro area in 2005's Best Cities for Relocating Families

•	Expansion Management magazine gave the Athens metropolitan area a five-star ranking for its appeal to high-tech companies

23

BB&T Investment Criteria

•	Cash Basis EPS (accretive by year 2)

•	GAAP EPS (accretive by year 3)

•	Internal rate of return (15% or better)

•	Cash Basis ROE (accretive by year 3)

•	Cash Basis ROA (accretive by year 3)

•	Tangible book value per share (accretive by year 5)

•	Must not cause combined leverage capital ratio to go below 7%

•	Must create accelerated dividend growth potential by year 5 for current BB&T shareholders

Criteria are listed in order of importance. There are sometimes trade-offs among criteria. BB&T is primarily concerned with cash basis measures for each of the criterion above.

24

Assumptions

•	Closing Stock Price as of December 14, 2005: BB&T - $43.17 MSBK - $28.73

•	BB&T Base Model: The projected 2006 financial statement is based on the First Call EPS estimate of $3.30 and subsequent years are based on 10% income statement and balance sheet growth.

•	Main Street Base Forecast: The 2006 EPS estimate is based on First Call’s 2006 EPS estimate of $1.68.

•	Cost Savings: 35% annual cost savings of Main Street’s estimated noninterest expense base are used in the valuation to be fully realized in the first 12 months following conversion.

•

Growth Rates: All of Main Street’s balance sheet and income statement items, except for noninterest income and noninterest expense, are grown at the following rates: 5% in year 1, 10% in year 2, 15% in years 3-5, and 10% in all years thereafter.

-	Noninterest income is grown to achieve a fee income ratio of 30% in year 5, and is grown at 10% thereafter.

-	Noninterest expense is grown 5% in years 1 and 2, 12% in years 3-5, and 10% thereafter.

•	Margin: Main Street’s non-FTE margin is projected to be 4.24% in 2006 and all years modeled.

•	One-time charges: One-time after-tax merger-related charges of $39.9 million.

25

Results of the Transaction

26

Earnings Per Share Impact

		Accretion		Accretion
		(Dilution)	Pro Forma	(Dilution)
	Pro Forma	Pro Forma	Cash Basis	Pro Forma
Year	EPS	Shares	EPS	Shares

2006*	$3.29	($0.01)	$3.44	($0.01)
2007	3.63	0.00	3.79	0.01
2008	4.00	0.01	4.16	0.02
2009	4.42	0.02	4.57	0.03
2010	4.87	0.04	5.02	0.04
2011	5.37	0.05	5.52	0.06
2012	5.91	0.06	6.06	0.06
2013	6.50	0.07	6.65	0.07
2014	7.15	0.08	7.30	0.08
2015	7.87	0.09	8.02	0.09
2016	8.66	0.10	8.81	0.10

Internal rate of return		19.36%

*2006 results are based on an assumed April 1, 2006 closing.

27

ROE Impact1

			Pro Forma
	Pro Forma		Cash Basis
Year	ROE (%)	Change	ROE (%)	Change

2006	14.95	(0.42)	28.26	0.06
2007	15.58	(0.34)	26.71	0.20
2008	15.79	(0.29)	25.62	0.18
2009	15.97	(0.23)	24.65	0.18
2010	16.10	(0.19)	23.76	0.17
2011	16.18	(0.14)	22.94	0.18
2012	16.19	(0.13)	22.13	0.15
2013	16.17	(0.12)	21.39	0.12
2014	16.13	(0.11)	20.72	0.10
2015	16.07	(0.10)	20.11	0.08
2016	15.99	(0.09)	19.55	0.06

[1]

The decrease in cash basis ROE results from the build up in equity relative to assets. If consistent with attaining and maintaining a leverage capital ratio of at least 7%, BB&T may choose to leverage the balance sheet further through future repurchases of BB&T’s common stock.

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ROA Impact

			Pro Forma
	Pro Forma		Cash Basis
Year	ROA (%)	Change	ROA (%)	Change

2006	1.60	(0.01)	1.76	(0.00)
2007	1.64	(0.00)	1.78	0.01
2008	1.65	0.00	1.78	0.01
2009	1.66	0.01	1.77	0.01
2010	1.66	0.01	1.77	0.01
2011	1.67	0.01	1.77	0.01
2012	1.67	0.01	1.76	0.02
2013	1.68	0.01	1.76	0.02
2014	1.68	0.01	1.76	0.02
2015	1.69	0.01	1.75	0.02
2016	1.69	0.01	1.75	0.02

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Book Value/Capital Impact

	Pro Forma		Pro Forma
	Stated Book Value Per Share		Tangible Book Value Per Share		Pro Forma*
		Accretion		Accretion	Leverage
Year	Stated	(Dilution)	Tangible	(Dilution)	Ratio
2006	$22.57	$0.51	$13.34	$(0.09)	7.23%
2007	24.51	0.52	15.29	(0.07)	7.32
2008	26.69	0.54	17.47	(0.04)	7.33
2009	29.15	0.56	19.93	(0.01)	7.57
2010	31.92	0.60	22.71	0.03	7.81
2011	35.08	0.64	25.87	0.08	8.06
2012	38.61	0.70	29.41	0.13	8.31
2013	42.57	0.75	33.37	0.19	8.55
2014	46.98	0.81	37.79	0.25	8.79
2015	51.92	0.88	42.73	0.32	9.02
2016	57.44	0.95	48.25	0.39	9.25

*	BB&T’s goal is to manage its leverage ratio between 7% and 8%. BB&T may choose to maintain its target leverage ratio through future repurchases of BB&T’s common stock.

30

Summary

•	The acquisition of Main Street Banks, Inc. is a strong strategic fit:

-	It helps accomplish our goal of expanding our presence in Georgia.

-	It will increase BB&T’s market share rank from 6th to 5th in Georgia and also in the Atlanta MSA. In the Athens MSA, BB&T will increase in market share rank from 12th to 7th.

-	It fits culturally and geographically.

-	This is the type of merger we have consistently, successfully executed.

•	Overall Investment Criteria are met:

-	Cash EPS is accretive in 2007

-	GAAP EPS is accretive in 2007

-	IRR 19.36%

-	Cash Basis ROE is accretive immediately

-	Cash Basis ROA is accretive in 2007

-	Tangible book value is accretive in 2010

-	Combined leverage ratio remains above 7%

31

Appendix

•	Historical financial data

•	Glossary

•	Where to go for additional information about BB&T, Main Street Banks, Inc., and the merger

32

Main Street Banks, Inc.
Financial Summary

							Nine months	Nine months	9/30/05
							ended	ended	vs.
		%		%		%	September 30,	September 30,	9/30/04
	2002	Change	2003	Change	2004	Change	2004	2005	% Change

Earnings Summary (In thousands)

Interest Income (FTE)
Interest on loans & leases	$68,657	-6.7%	$88,172	28.4%	$105,584	19.7%	$76,991	$94,808	23.1%
Interest & dividends on securities	10,602	20.3%	11,348	7.0%	12,671	11.7%	9,565	10,806	13.0%
Interest on temporary investments	781	-67.2%	175	-77.6%	207	18.3%	58	121	108.6%

Total interest income (FTE)	80,040	-5.6%	99,695	24.6%	118,462	18.8%	86,614	105,735	22.1%

Interest Expense
Interest expense on deposit accounts	22,155	-32.1%	22,156	0.0%	26,889	21.4%	19,135	28,591	49.4%
Interest on short-term borrowings	1,389	444.7%	1,586	14.2%	2,234	40.9%	1,702	2,613	53.5%
Interest on long-term debt	1,347	-42.1%	3,723	176.4%	6,145	65.1%	4,194	6,665	58.9%

Total interest expense	24,891	-29.3%	27,465	10.3%	35,268	28.4%	25,031	37,869	51.3%

Net interest income (FTE)	55,149	11.3%	72,230	31.0%	83,194	15.2%	61,583	67,866	10.2%
Less taxable equivalency adjustment	851	N/A	860	1.1%	785	-8.7%	604	536	-11.3%

Net interest income	54,298	9.6%	71,370	31.4%	82,409	15.5%	60,979	67,330	10.4%
Provision for loan losses	4,003	63.3%	5,235	30.8%	7,430	41.9%	4,474	7,049	57.6%

Net interest income after provision	50,295	6.8%	66,135	31.5%	74,979	13.4%	56,505	60,281	6.7%

Noninterest Income
Service charges on deposit accounts	7,019	17.1%	7,760	10.6%	8,117	4.6%	6,069	6,278	3.4%
Non-deposit fees and commissions	8,916	23.0%	11,732	31.6%	18,584	58.4%	13,953	15,361	10.1%
G / (L) on sale of real estate & securities	105	-29.2%	1,825	1638.1%	661	-63.8%	1,170	(25)	-102.1%
Other operating income	3,038	320.2%	3,027	-0.4%	3,261	7.7%	3,032	2,483	-18.1%

Total noninterest income	19,078	35.2%	24,344	27.6%	30,623	25.8%	24,224	24,097	-0.5%

Noninterest Expense
Personnel	23,158	18.0%	30,323	30.9%	37,464	23.5%	28,059	29,449	5.0%
Occupancy & equipment	4,710	-3.5%	6,661	41.4%	8,239	23.7%	6,159	6,255	1.6%
Intangible amortization	180	-24.9%	365	102.8%	508	39.2%	385	390	1.3%
Other operating expenses	11,825	-19.0%	15,594	31.9%	16,407	5.2%	13,748	14,664	6.7%

Total noninterest expense	39,873	1.3%	52,943	32.8%	62,618	18.3%	48,351	50,758	5.0%

Net income before taxes	29,500	35.0%	37,536	27.2%	42,984	14.5%	32,378	33,620	3.8%
Income taxes	9,029	20.4%	10,837	20.0%	12,034	11.0%	9,126	11,093	21.6%

Net income before nonrecurring items	20,471	42.7%	26,699	30.4%	30,950	15.9%	23,252	22,527	-3.1%

Nonrecurring income / (charges)	--		--		--		--	--

Net income	$20,471	42.7%	$26,699	30.4%	$30,950	15.9%	$23,252	$22,527	-3.1%

Basic EPS	$1.30	42.1%	$1.49	14.6%	$1.59	6.5%	$1.20	$1.05	-12.5%
Diluted EPS	1.26	42.0%	1.44	13.8%	1.54	7.1%	1.16	1.03	-11.2%

Book value	$8.11	21.1%	$10.57	30.3%	$13.14	24.4%	$10.76	$13.60	26.4%

EOP shares	16,242		18,981		21,230		20,665	21,466
Basic shares	15,706		17,875		19,455		19,354	21,362
Diluted shares	16,186		18,556		20,077		19,972	21,801

33

Main Street Banks, Inc.
Financial Summary

							Nine months	Nine months	9/30/05
							ended	ended	vs.
		%		%		%	September 30,	September 30,	9/30/04
	2002	Change	2003	Change	2004	Change	2004	2005	% Change

Average Balance Sheet
(In thousands)
Assets
Loans	$857,184	10.6%	$1,259,640	47.0%	$1,578,622	25.3%	$1,547,612	$1,753,001	13.3%
Loans held for sale	5,106	2.3%	5,365	5.1%	6,480	20.8%	6,166	5,541	-10.1%
Securities	188,105	30.1%	244,040	29.7%	281,573	15.4%	277,423	319,916	15.3%
Other earning assets	50,891	-22.4%	16,459	-67.7%	13,315	-19.1%	5,585	6,127	9.7%

Total interest-earning assets	1,101,286	11.2%	1,525,504	38.5%	1,879,990	23.2%	1,836,786	2,084,585	13.5%

Goodwill & other intangibles	1,471	N/A	62,221	4129.8%	102,237	64.3%	101,880	102,241	0.4%
Other assets	91,826	26.0%	116,487	26.9%	151,514	30.1%	148,203	176,894	19.4%

Total assets	$1,194,583	12.4%	$1,704,212	42.7%	$2,133,741	25.2%	$2,086,869	$2,363,720	13.3%

Net interest margin (FTE)	5.01%		4.73%		4.43%		4.43%	4.30%

Liabilities & Shareholders' Equity
Interest-bearing deposits:
Money Market & NOW	$254,927	14.5%	$424,579	66.5%	$540,690	27.3%	$507,816	$633,954	24.8%
Savings	46,618	6.8%	47,905	2.8%	49,035	2.4%	49,130	44,983	-8.4%

CD's and other time	490,746	2.7%	640,246	30.5%	749,430	17.1%	739,128	783,401	6.0%

Total interest-bearing deposits	792,291	6.5%	1,112,730	40.4%	1,339,155	20.3%	1,296,074	1,462,338	12.8%
Short-term borrowed funds	40,327	660.9%	44,876	11.3%	117,731	162.3%	130,278	101,896	-21.8%
Long-term debt	69,383	32.4%	162,616	134.4%	216,140	32.9%	202,821	254,440	25.5%

Total interest-bearing liabilities	902,001	12.5%	1,320,222	46.4%	1,673,026	26.7%	1,629,173	1,818,674	11.6%

Demand deposits	173,947	14.0%	201,158	15.6%	232,568	15.6%	236,653	249,853	5.6%
Other liabilities	7,056	-19.5%	14,336	103.2%	9,467	-34.0%	11,304	10,236	-9.4%

Total liabilities	1,083,004	12.4%	1,535,716	41.8%	1,915,061	24.7%	1,877,130	2,078,763	10.7%

Common equity	111,579	11.6%	168,496	51.0%	218,680	29.8%	209,739	284,957	35.9%

Total equity	111,579	11.6%	168,496	51.0%	218,680	29.8%	209,739	284,957	35.9%

Total liabilities & shareholders' equity	$1,194,583	12.4%	$1,704,212	42.7%	$2,133,741	25.2%	$2,086,869	$2,363,720	13.3%

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Main Street Banks, Inc.
Financial Summary

				Nine months	Nine months
				ended	ended
				September 30,	September 30,
	2002	2003	2004	2004	2005

Ratio Analysis

ROA	1.71%	1.57%	1.45%	1.49%	1.27%
ROCE	18.35%	15.85%	14.15%	14.78%	10.54%
Efficiency ratio	53.8%	55.9%	55.3%	57.1%	55.2%
Adj. noninterest income / Adj. revenues	25.6%	23.8%	26.5%	27.2%	26.2%
Equity / Assets	9.5%	10.2%	12.0%	12.0%	11.8%

Credit Quality
(In thousands)
Beginning	$12,017	$14,589	$21,152	$21,152	$25,191

Provision	4,003	5,235	7,430	4,474	7,049
Acquired allowance	1,475	4,273	--	--	--
Net charge-offs	(2,906)	(2,945)	(3,391)	(1,370)	(7,121)

Ending allowance	$14,589	$21,152	$25,191	$24,256	$25,119

Allowance	1.48%	1.47%	1.48%	1.47%	1.40%
Charge-off rate	0.34%	0.23%	0.21%	0.12%	0.54%

Period end loans & leases	$982,487	$1,443,326	$1,699,035	$1,653,616	$1,792,268

Period end common equity	$131,657	$200,543	$278,963	$222,322	$291,850

Total assets	$1,381,990	$1,971,765	$2,326,442	$2,258,393	$2,473,567

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Glossary

Return on Assets - Earnings (excluding merger-related and nonrecurring charges or credits) for the period as a percentage of average assets for the period.

Return on Equity - Earnings (excluding merger-related and nonrecurring charges or credits) for the period as a percentage of average common equity for the period.

Cash Basis Performance Results and Ratios - These calculations exclude the effect of intangible assets, amortization of intangibles, net amortization of purchase accounting mark-to-market adjustments, merger-related charges, and nonrecurring charges.

Efficiency Ratio - Noninterest expense as a percentage of the sum of net interest income on a fully taxable equivalent basis (“FTE”) and noninterest income (excludes securities gains/losses, foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives, merger-related charges or credits, and nonrecurring items).

Tier 1 Capital - Calculated as common shareholders’ equity excluding unrealized gains or losses on debt securities available for sale, unrealized gains on equity securities available for sale and unrealized gains or losses on cash flow hedges, net of deferred income taxes; plus certain mandatorily redeemable capital securities, less nonqualifying intangible assets net of applicable deferred income taxes, and certain nonfinancial equity investments.

Leverage Capital Ratio - Tier 1 capital as a percentage of average tangible assets.

Total Risk-Based Capital Ratio - The sum of Tier 1 capital, a qualifying portion of subordinated debt, and a qualifying portion of the allowance for loan and lease losses as a percentage of risk-weighted assets.

Net Charge-Off Ratio – Loan and lease losses net of recoveries as a percentage of average loans and leases.

Net Revenue - Net interest income FTE before the provision for loan losses plus noninterest income.

Internal Rate of Return - The interest rate that equates the present value of future returns to the investment outlay. An investment is considered acceptable if its IRR exceeds the required return. The investment is defined as the market value of the stock and/or other consideration to be received by the selling shareholders.

Certain of the ratios discussed above may be annualized if the applicable periods are less than a full year.

36

The foregoing may be deemed to be offering materials of BB&T Corporation (“BB&T”) in connection with BB&T’s proposed acquisition of Main Street Banks, Inc. (“Main Street”) on the terms and subject to the conditions in the Agreement and Plan of Reorganization, dated December 14, 2005, between BB&T and Main Street.

Shareholders of Main Street Banks, Inc., BB&T Corporation, and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 which BB&T will file with the SEC in connection with the proposed merger because it will contain important information about BB&T; Main Street Banks, Inc.; the merger; the persons soliciting proxies in the merger; and their interests in the merger and related matters. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC’s web site (http://www.sec.gov) and from Main Street and BB&T, as follows:

Samuel B. Hay, III	Michael L. Nichols
President & CEO	External Reporting Manager
Main Street Banks, Inc.	BB&T
1121 Floyd Street	150 S. Stratford Road, Suite 400
Atlanta, Georgia 30014	Winston-Salem, North Carolina 27104
Phone: (770) 385-2424	Phone: (336)733-3079

BB&T, Main Street and their respective directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of Main Street in connection with this transaction. Information about the directors and executive officers of BB&T may be found in BB&T’s proxy statement filed with the SEC on March 25, 2005 and will be incorporated by reference in the proxy statement/prospectus. Information about Main Street’s directors and executive officers may be found in Main Street’s proxy statement/prospectus filed with the SEC on April 22, 2005. You can obtain free copies of these documents as described above. In addition to the proposed registration statement and proxy statement/prospectus, BB&T & Main Street file annual, quarterly and special reports, proxy statements, and other information with the SEC. These filings also are available on the SEC’s web site at http://www.sec.gov.

37